(LOGO)
The First
Australia
Fund, Inc.

(LOGO)
Managed by EquitiLink
International
Management
Limited

Annual Report October 31, 2000

Highlights
--   Aberdeen Asset Management PLC acquires the
Equitilink Group, enhancing the established team with a depth of experience in Asian markets

--   Cash distribution rate of13.8% per annum

--   Discount to NAV at 14.3%

www.equitilink.com
AMEX - IAF

Managed by EquitiLink International Management Limited.

Advised by EquitiLink Australia Limited.

ALL AMOUNTS ARE U.S. DOLLARS UNLESS OTHERWISE STATED
                              letter to Shareholders

                              December 15, 2000

Dear Shareholder,

We present this Annual Report which covers the activities of The First Australia Fund, Inc. (the
"Fund") for the year ended October 31, 2000.
Included in this Report is a review of the Australian economy and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, EquitiLink International
Management Limited.

Acquisition of Investment Manager and Investment
Adviser by Aberdeen Asset Management PLC

The Fund's shareholders voted at the Special
Shareholder Meeting held on November 30, 2000, to approve a new management agreement with the Investment Manager and a new investment advisory agreement with the Investment Adviser in connection with the acquisition of the Investment Manager and Investment Adviser by Aberdeen Asset Management
PLC. This acquisition is expected to close on December 22, 2000. The new agreements will become effective at the time of the acquisition. Aberdeen
Asset Management will bring the benefits of a global structure, greater resources, and a depth of experience in asset management.

Quarterly distribution rate

In the fiscal year ended October 31, 2000, the Fund paid a total of 81 cents per share, which equates to an annualized cash distribution rate of 13.8%, based upon the share price of $5.88 as at October
31, 2000. The cash distribution for the current quarter of 19 cents per share was paid on October
13, 2000.

Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those US investors who are able to claim a tax credit. The
Fund makes quarterly distributions at an annual rate of not less than 9% of the rolling average of the Fund's prior four quarter-end Net Asset Values
(NAV). It is the intention of the Board to review the distribution at its next regularly scheduled quarterly meeting in March 2001.

NAV Performance

Over the fiscal year, the NAV fell by 12.0% after expenses (assuming reinvestment of distributions) compared with a 6.1% fall in the Benchmark (S&P/ASX
200 Accumulation Index) in the US dollar terms.
However, in Australian dollar terms, the Fund's NAV increased by 9.1%, compared with a rise of 16.5% in the Benchmark. The strength of the US dollar had an adverse impact on the Australian dollar over the year, which depreciated by 19.4% to close at 51.9 cents on October 31, 2000.

The First Australia Fund, Inc.

Share Price Performance

The Fund's share price fell 26.6% over the year, to $5.88 on October 31, 2000. The discount to NAV
($6.86 on October 31, 2000) has widened over the fiscal year, to 14.3%.

For information about the Fund, including weekly
updates of share prices, NAV and details of recent
distributions, please contact EquitiLink USA Inc.
Investor Relations, by:

-- calling toll free number 1-800-552-5465 in the United States,

-- emailing InvestorRelations@equitilinkny.com, or

-- visiting the website at www.equitilink.com.

Yours sincerely,

Laurence S. Freedman
Chairman

Brian M. Sherman
President

(LOGO)
The First
Australia
Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan    The First Australia Fund, Inc.

We invite you to participate in the Fund's Dividend
Reinvestment and Cash Purchase Plan ("the Plan"), which allows you to automatically re-invest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, the Plan Agent will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month.

As a Participant in the Plan, you will have the convenience of:

Automatic reinvestment--the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs--shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience--the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan Agent, State Street Bank & Trust
Company, P.O. Box 8200, Boston MA 02266, or toll free on 1-800-451-6788.

Report of the Investment Manager          The First Australia Fund, Inc.

Investment Strategy

The Fund increased its exposure to the Resources sector over the year. It remains overweight compared with the S&P/ASX 200 Accumulation Index.
This has benefited performance as the Resources sector has outperformed the Industrial sector.

The Fund's exposure to the Industrial sector remains slightly underweight. The Manager believes that the industrial stocks, which are held in the portfolio, continue to represent high growth prospects and consistent dividend income.

The Fund will remain relatively fully invested.

Portfolio Composition

The following chart summarizes the composition of the Fund's portfolio, expressed as a percentage of net assets. On October 31, 2000, the Fund held 75% of its net assets in industrial stocks, 20% in resource stocks, and 5% in cash.

(GRAPH)

Distribution Policy

In the fiscal year ended October 31, 2000, a total of 81 cents per share was paid to shareholders.
This equates to an annualized cash distribution rate of 13.8%, based on the share price of $5.88 at October 31, 2000.

Selected Equity Holdings                 The First Australia Fund, Inc.

The following notes highlight the Fund's top ten holdings at October 31, 2000.

                                          9.3% of net assets

National Australia Bank Ltd is Australia's largest full service banking group, with significant operations in Australia, New Zealand, the UK and US. NAB has grown its international retail banking presence through acquisitions while maintaining market leadership in Australia. As a further expansion measure, the bank has acquired the financial services of Lend Lease Corporation and launched O2-E as its eCommerce subsidiary. NAB's offshore activities include the purchase of HomeSide Lending, one of the world's largest specialist mortgage companies. The bank reported a net profit for the fiscal year ended September 30, 2000, of A$3.4bn, up 20% from the previous year.

                                             8.9% of net assets

News Corporation Ltd is a global, vertically integrated entertainment and media company. It produces film and television entertainment through the Fox brand name and also has significant interests in several major broadcast platforms such as B-Sky-B in the UK and the Fox TV network in the US. News Corporation intends to restructure it global satellite platforms into one umbrella entity, Sky Global Networks, Inc; an initial public offering has been delayed until stock markets stabilize. The company has also entered into joint venture arrangements with other media/telecommunications companies in order to reduce financial risk and expand its global market presence.

                                       8.5% of net assets

BHP Ltd is one of the world's largest mining companies with operations throughout the world. Its main areas of operation are oil in Australia, the Gulf of Mexico and UK; global copper production, iron ore mining and processing in Australia and South America; coal mining in Australia and steel production in Australia. Its spin-off company, OneSteel Ltd, listed in Australia in October 2000, has reduced BHP's steel business to a concentration in flat products. Net profit for the 13 months ended June 30, 2000, was at A$2.0bn. The change in reporting period aligns BHP financial year end with other Australian companies.

                                         8.1% of net assets

Telstra Corporation Ltd is Australia's largest telecommunications carrier providing a full range of telecommunications services. It has over one million online customers, expanding at the current rate of about 10,000 per week. A recent alliance with Qantas, whereby customers will be offered co-branded services including mobile phones and internet access, is aimed at increasing revenue and expanding the client base and offerings. Telstra's net profit for the 2000 fiscal year rose 16% to A$4.0bn.

Selected Equity Holdings  (continued)       The First Australia Fund, Inc.

                                        7.4% of net assets

Westpac Banking Corporation is the second largest banking group in Australia, offering retail and wholesale banking services in Australia and New
Zealand. Management remains focused on optimizing its domestic banking business and integrating recent acquisitions. In addition to its commitment to its already sizeable share of the small and medium enterprise market, Westpac launched an online service that provides an inexpensive and convenient method of banking. The company announced a better than expected net profit result for the fiscal year ended September 30, 2000 of A$1.7bn, up
20% from the previous year.

                                            7.1% of net assets

ANZ Banking Group Ltd is Australia's fourth largest banking group, offering retail and wholesale banking services in Australia, New Zealand and Asia. It operates across 43 countries, specializing in trade and project finance. A new strategy adopted by the company intends to move to a portfolio-based approach to growing the business.
This will permit management to focus on its key businesses, and embrace new technology with a strong customer focus. ANZ's net profit for the 2000 fiscal year increased by 15% from the previous year, to A$1.7bn.

                                                4.7% of net assets

Commonwealth Bank of Australia is Australia's largest retail bank, with a dominant market presence in home lending, stock brokerage through its brokerage arm, Commonwealth Securities, and funds management. The bank outsourced its telecommunications operations in June, in order to concentrate on its core banking business. Its expansion strategy into Asia has resulted in a number of alliances and acquisitions, most recently in Indonesia. Net profit for the 2000 fiscal year rose by 20% from the previous year, to A$1.7bn.

                                                3.7% of net assets

Foster's Brewing Group Limited is an international brewer, marketer, and distributor of beer, wine, and other alcoholic beverages. Foster's
International, its key brand, supplies its products to more than 130 countries. The company's other niche beer brand, Carlton and United Breweries, accounts for over half of the Australian beer market. The company recently took a strategic stake in one of the largest contract wine bottling businesses in France, expected to result in cost savings and expanded product offerings and make the group one of the world's largest. contract wine bottlers. Net profit for the 2000 fiscal year was particularly strong in offshore markets, rising by 17% from the previous year, to A$428m.

                                               3.7% of net assets

Qantas is the world's second oldest airline, founded in 1920. It is the tenth largest global airline, and the largest in Australia. Qantas has codeshare arrangements with 18 airline partners, including British Airways, which has a 25% interest in the airline. The company owns a number of distribution and holiday/tour businesses, and it operates about 4,200 flights per week to 56
Australian and 64 overseas destinations. The net profit for the 2000 fiscal year was A$435.3m, up
14% from the previous year.

Selected Equity Holdings  (continued)        The First Australia Fund, Inc.

                                                3.1% of net assets
Cable & Wireless Optus Ltd was formed in 1991 as
Australia's first privately owned
telecommunications carrier. It is currently the second largest provider of telecommunications services in Australia, with local, national and international fixed line services available by combining its own network infrastructure with Telstra's. The company accounts for a significant proportion of the mobile phone market and is the sole via satellite pay TV carrier in Australia, with transmission arrangements in place with Foxtel and Austar. It is currently involved in the generation of mobile data services for business that will revolutionize the mobile phone's capabilities.

The Fund may invest between 25% and 35% of its total assets in the securities of any one industry sector if, at the time of the investment, that industry sector represents 20% or more of the S&P/ASX 200 Accumulation Index.

At October 31, 2000, the Fund had 28.8% of its assets invested in the Banking and Finance Sector.
At that date, the Sector represented 23.0% of the S&P/ASX 200 Accumulation Index.

Market Review and Outlook             The First Australia Fund, Inc.

Economy

After a prolonged period of robust growth, the Australian economy appears set to moderate in coming months. Although the external sector has made a significant contribution to GDP, softening domestic consumption and housing are expected to partly offset this.

The Reserve Bank of Australia raised official interest rates by 1.50% over the year, in successive 0.25% moves, intending to sustain the current expansion by dampening potential price pressures. It is anticipated that the Bank is close to completing its tightening phase. To date, wage pressures remain muted, despite a cyclically low unemployment rate.

Stock-market

The Australian stock market rose by 16.5% over the year, with a 17.1% increase in the Resources sector. With global industrial production slowing, however, resources stocks are unlikely to perform as well over the next twelve months. The recent volatility in metal prices, particularly, has caused a softening in investor sentiment in the sector. Large market capitalization stocks are expected to continue to post solid returns, however, boosted by the competitive position of the Australian dollar and diversified earnings bases.

Industrial stocks are likely to outperform their resources counterparts in coming months as the global growth cycle enters its mature stages.
Prospects for company profits remain positive, as the Australian economy is still experiencing relatively high levels of GDP growth.

Currency

The Australian dollar has weakened over the year, largely as a consequence of investor preference for US dollar-denominated investments. Economic fundamentals remain buoyant in Australia, yet this has not been reflected in the currency.

It is a widely held view that the Australian dollar is undervalued. There are several key factors that may bring about an appreciation in the currency.
With exports and capital expenditure maintaining the current high rate of GDP expansion, there is a strong likelihood that official interest rates will rise in coming months, thus bringing the interest differential with the US to at least parity.

The current account position has also improved considerably, after peaking in 1999, and is expected to continue to fall. In addition, the broadening in the commodity price recovery should result in a realignment of the Australian dollar's historical relationship with commodity prices.

EquitiLink International Management Limited
December 2000

Portfolio of Investments October 31, 2000         The First Australia Fund, Inc.
--------------------------------------------------------------------------------

---------------------------------------------------------
                                                Value
  Shares               Description              (US$)
---------------------------------------------------------
              LONG-TERM INVESTMENTS--95.1%
              Common and Preferred Stocks--95.1%
              Diversified Industries--12.3%
 1,740,000    Cable & Wireless Optus
                Limited*...................  $  3,672,484
   200,000    ERG Limited..................       976,279
   331,016    Foodland Associated
                Limited....................     1,402,088
 1,945,000    Foster's Brewing Group
                Limited....................     4,390,494
   910,000    Leighton Holdings Limited....     3,145,175
   300,000    Orica Limited................       898,797
                                             ------------
                                               14,485,317
                                             ------------
              Resources And Mining--20.5%
 1,043,318    BHP Limited..................    10,077,915
 2,311,652    Delta Gold Limited...........     1,146,320
 5,586,999    M.I.M. Holding Limited.......     3,087,982
 3,665,000    Pasminco Limited.............     1,514,525
 2,754,828    Oil Search Limited...........     2,205,660
   260,830    OneSteel Limited*............       123,953
   256,921    Rio Tinto Limited............     3,514,493
   673,250    WMC Limited..................     2,564,784
                                             ------------
                                               24,235,632
                                             ------------
              Services--62.3%
   810,510    Austar United Communications
                Limited*...................     1,611,875
 1,130,000    Australia & New Zealand
                Banking Group Limited......     8,317,746
   414,000    Australian Gas Light Co......     2,486,240
   376,900    Commonwealth Bank of
                Australia..................     5,589,289
 1,618,076    ISIS Communications
                Limited*...................       246,566
    80,000    Macquarie Bank Limited.......     1,155,006
   790,000    National Australia Bank
                Limited....................    10,936,397
   400,000    News Corporation Limited.....     4,169,592
   709,000    News Corporation Limited
                Voting Preferred Stock.....     6,335,847
 3,180,058    One Telephone Limited........       969,169
 2,635,762    Orbital Engine Corporation
                Limited*...................     2,913,616
 2,165,000    Qantas Airways Limited.......     4,339,123
 1,177,879    ResMed, Inc.*................     3,151,685
   300,000    Solution 6 Holdings
                Limited*...................       150,316
---------------------------------------------------------
                                                Value
  Shares               Description              (US$)
---------------------------------------------------------
 2,670,000Pound Telstra Corporation
                Limited....................  $  8,683,371
   576,262Pound Telstra Corporation Limited
                Installment Receipts.......       898,958
 1,540,000    Village Roadshow Limited
                Voting Preferred Stock.....     1,065,953
 1,357,520    Vision Systems Limited.......     1,682,945
 1,281,000    Westpac Banking
                Corporation................     8,717,243
                                             ------------
                                               73,420,937
                                             ------------
              Total common and preferred
                stocks (cost
                $125,931,114)..............   112,141,886
                                             ------------
Principal
  Amount
  (000)       SHORT-TERM INVESTMENTS--6.3%
----------
              Demand Deposits--6.1%
A$  14,101    Banque Nationale de Paris,
                6.00%, 11/1/00.............     7,283,862
         2    State Street Bank & Trust
                Company,
                5.00%, 11/1/00.............         1,182
                                             ------------
              Total demand deposits
                (cost US$7,677,507)........     7,285,044
                                             ------------
              Repurchase Agreement--0.2%
US$    205    State Street Bank & Trust
                Company, 6.40% dated
                10/31/00, due 11/01/00 in
                the amount of $205,036
                (cost $205,000;
                collateralized by $220,000
                U.S. Treasury Notes, due
                11/15/08; value including
                accrued interest-
                US$210,025)................       205,000
                                             ------------
              Total short-term investments
                (cost US$7,882,507)........     7,490,044
                                             ------------
              Total Investments--101.4%
                (cost $133,813,621)........   119,631,930
              Liabilities in excess of
                other
                assets--(1.4%).............    (1,690,664)
                                             ------------
              Net Assets--100%.............  $117,941,266
                                             ------------
                                             ------------

------------------
Pound Expressed in number of shares into which position can be exercised or converted.
* Non-income producing security.
                                       9      See Notes to Financial Statements.

Statement of Assets and Liabilities
   October 31, 2000                      The First Australia Fund, Inc.
--------------------------------------------------------------------------------

Assets
Investments, at value (cost $133,813,621).................................................   $119,631,930
Foreign currency, at value (cost $870,327)................................................        870,327
Cash......................................................................................            231
Dividends and interest receivable.........................................................        174,637
Other assets..............................................................................         33,839
                                                                                             ------------
    Total assets..........................................................................    120,710,964
                                                                                             ------------
Liabilities
Payable for investments purchased.........................................................      2,388,096
Accrued expenses and other liabilities....................................................        275,452
Investment management fee payable.........................................................         87,420
Withholding taxes payable.................................................................         14,134
Administration fee payable................................................................          4,596
                                                                                             ------------
    Total liabilities.....................................................................      2,769,698
                                                                                             ------------
Net Assets                                                                                   $117,941,266
                                                                                             ------------
                                                                                             ------------
Net assets were comprised of:
  Common stock, $.01 par value............................................................   $    171,900
  Paid-in capital in excess of par........................................................    152,702,664
                                                                                             ------------
                                                                                              152,874,564
  Distributions in excess of net investment income........................................        (14,420)
  Accumulated net realized loss on investments............................................       (140,423)
  Net unrealized appreciation on investments..............................................      6,655,367
  Accumulated net realized and unrealized foreign exchange losses.........................    (41,433,822)
                                                                                             ------------
  Net assets..............................................................................   $117,941,266
                                                                                             ------------
                                                                                             ------------
Net asset value per share:
  ($117,941,266 / 17,189,998 shares of common stock issued and outstanding)...............          $6.86
                                                                                             ------------
                                                                                             ------------

                                       10     See Notes to Financial Statements.

Statement of Operations
   Year Ended October 31, 2000             The First Australia Fund, Inc.
--------------------------------------------------------------------------------

Net Investment Income
Income
  Dividends (net of foreign withholding taxes of $126,410)............................      $4,510,823
  Interest............................................................................         243,351
  Income from securities loaned, net..................................................          19,314
                                                                                         ----------------
  Total income........................................................................       4,773,488
                                                                                         ----------------
Expenses
  Investment management fee...........................................................       1,306,606
  Custodian's fees and expenses.......................................................         240,000
  Directors' fees and expenses........................................................         195,000
  Reports to Shareholders.............................................................         183,000
  Independent accountant's fees and expenses..........................................         113,000
  Legal fees and expenses.............................................................         105,000
  Administration fee..................................................................          71,900
  Transfer agent's fees and expenses..................................................          45,000
  Investor relations fees and expenses................................................          42,000
  Insurance expense...................................................................          12,000
  Miscellaneous.......................................................................          35,456
                                                                                         ----------------
  Total operating expenses............................................................       2,348,962
                                                                                         ----------------
Net investment income before excise tax...............................................       2,424,526
Excise tax............................................................................         (41,391)
                                                                                         ----------------
Net investment income.................................................................       2,383,135
                                                                                         ----------------
Realized and Unrealized
Gains (Losses) on Investments
and Foreign Currencies
Net realized gain on investment transactions..........................................       8,667,309
Net change in unrealized appreciation on investments..................................      (3,190,914)
                                                                                         ----------------
Net gain on investments...............................................................       5,476,395
                                                                                         ----------------
Net increase in net assets resulting from operations before net foreign exchange
  losses..............................................................................       7,859,530
Net realized and unrealized foreign exchange losses...................................     (26,911,282)
                                                                                         ----------------
Net Decrease In Net Assets
Resulting From Operations.............................................................     ($19,051,752)
                                                                                         ----------------
                                                                                         ----------------

                                       11     See Notes to Financial Statements.

Statement of Changes in Net Assets                The First Australia Fund, Inc.
--------------------------------------------------------------------------------

                                                                               Years Ended October 31,
Increase (Decrease)                                                         -----------------------------
in Net Assets                                                                   2000             1999
                                                                            ------------     ------------
Operations
  Net investment income.................................................    $  2,383,135     $  1,365,427
  Net realized gain on investment transactions..........................       8,667,309       11,961,602
  Net change in unrealized appreciation on investments..................      (3,190,914)       5,798,730
                                                                            ------------     ------------
  Net increase in net assets resulting from operations before net
    foreign exchange gains (losses).....................................       7,859,530       19,125,759
  Net realized and unrealized foreign exchange gains (losses)...........     (26,911,282)       3,834,019
                                                                            ------------     ------------
  Net increase (decrease) in net assets resulting from operations.......     (19,051,752)      22,959,778
Dividends to shareholders from net investment income....................      (2,028,314)      (5,122,437)
Distributions to shareholders from net realized capital gains...........     (11,895,151)      (8,715,134)
                                                                            ------------     ------------
Total increase (decrease)...............................................     (32,975,217)       9,122,207
Net Assets
Beginning of year.......................................................     150,916,483      141,794,276
                                                                            ------------     ------------
End of year.............................................................    $117,941,266     $150,916,483
                                                                            ------------     ------------
                                                                            ------------     ------------

                                       12     See Notes to Financial Statements.

Notes to Financial Statements                     The First Australia Fund, Inc.
--------------------------------------------------------------------------------
   The First Australia Fund, Inc. (the 'Fund) is a closed-end, nondiversified management investment company incorporated in Maryland on September 30, 1985. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on Australian stock exchanges. The Fund's secondary investment objective is current income. It is expected that normally at least 65% of the Fund's total assets will be invested in equity securities listed on Australian stock exchanges and that current income will be derived primarily from dividends and interest on Australian corporate and governmental securities. The ability of issuers of debt securities, including foreign currency balances on deposit with the Fund's Australian subcustodian banks, held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting Policies
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

   Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.

   Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

   Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   Foreign Currency Translation: Australian dollar ('A$) amounts are translated into United States dollars ('US$) on the following basis:

     (i) market value of investment securities, other assets and liabilities at the exchange rates at the end of the reporting period; and

     (ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.
                                       13

Notes to Financial Statements (continued)         The First Australia Fund, Inc.
--------------------------------------------------------------------------------
   The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at October 31, 2000. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

   Net realized and unrealized foreign exchange losses of $26,911,282 for the year ended October 31, 2000 includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange losses shown in the composition of net assets at October 31, 2000 represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

   The exchange rate at October 31, 2000 was US$.5166 to A$1.00 for the Australian dollar.

   Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

   Dividends and Distributions: It is the Fund's current policy to pay regular quarterly distributions at an annual rate, which is a percentage of the rolling average of the Fund's prior four quarter-end net asset values. The distributions will be made from net investment income, net realized capital gains and, to any extent necessary, paid-in capital. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies.

   Taxes: For federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars are recognized for tax purposes.
                                       14

Notes to Financial Statements (continued)         The First Australia Fund, Inc.
--------------------------------------------------------------------------------
   No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Provision has been made for United States excise taxes incurred during the prior fiscal year. Australia imposes a withholding tax of 15% on certain dividends and 10% on certain interest.

   Securities Lending: The Fund may lend its securities to approved borrowers.

The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of October 31, 2000 no securities were out on loan.

   Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the year ended October 31, 2000, the Fund increased distributions in excess of net investment income by $355,636, decreased accumulated net realized losses on investments by $50,408, decreased accumulated realized and unrealized foreign exchange losses by $483,259 and decreased paid-in capital in excess of par by $178,031. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements

   The Fund has agreements with EquitiLink International Management Limited (the 'Investment Manager), EquitiLink Australia Limited (the 'Investment Adviser), and Prudential Investments Fund Management LLC (the 'Administrator). The Investment Manager and the Investment Adviser are affiliated companies.

   The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

   The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $340,701 to the Investment Adviser during the year ended October 31, 2000.

   The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets
                                       15

Notes to Financial Statements (continued)         The First Australia Fund, Inc.
--------------------------------------------------------------------------------
in excess of $100 million. The administration agreement provides the Administrator with a fee at the annual rate of the greater of $25,000 or 0.05% of the Fund's average weekly net assets.

   EquitiLink USA, Inc. ('EUSA), a wholly owned subsidiary of EquitiLink International Management Limited, entered into an agreement on March 1, 2000 to serve as the Fund's investor relations agent. This agreement provides EUSA with a monthly retainer of $5,000 plus out-of-pocket expenses up to $3,000 per year. During the year ended October 31, 2000, the Fund incurred fees of approximately $40,000 for the services of EUSA. As of October 31, 2000, $10,000 was due to EUSA. Investor relations expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 3. Portfolio Securities

   Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2000 aggregated $165,887,450 and $174,843,544, respectively.

   The United States federal income tax basis of the Fund's investments at October 31, 2000 was $113,010,505 and accordingly, net unrealized appreciation for United States federal income tax purposes was $6,621,425 (gross unrealized appreciation--$15,985,943; gross unrealized depreciation--$9,364,518).

Note 4. Capital

      There are 20 million shares of $.01 par value common stock authorized. Of the 17,189,998 shares issued and outstanding at October 31, 2000, the Investment Manager and its affiliates owned 2,747,908 shares.

Note 5. Dividends And Distributions

      The Board of Directors of the Fund approved on December 12, 2000 a dividend of $0.19 which was comprised of $0.052 per share from ordinary income, $0.022 per share from realized short-term capital gains and $0.116 per share from realized long-term capital gains payable on January 12, 2001 to shareholders of record on December 29, 2000.

Note 6. Subsequent Events

      On September 7, 2000 at a telephonic meeting of the Board of Directors, the directors were informed that the investment management businesses of the EquitiLink Group ('EquitiLink), including the operations of the Fund's Investment Manager and Investment Adviser, were proposed to be acquired by Aberdeen Asset Management PLC ('Aberdeen). Under applicable law, the Fund's management agreement with the Investment Manager and its investment advisory agreement with the Investment Adviser would automatically terminate at the time of the Aberdeen acquisition.

      On October 10, 2000, the Board of Directors of the Fund, including directors who are not 'interested persons (as defined under the Investment Company Act of 1940, as amended) of Aberdeen or EquitiLink, voted to approve a new management agreement with the Investment
                                       16

Notes to Financial Statements (continued)         The First Australia Fund, Inc.
--------------------------------------------------------------------------------
Manager and a new investment advisory agreement with the Investment Adviser (collectively, the 'New Agreements) and to recommend approval of the New Agreements by Fund shareholders. At a special meeting of shareholders held on November 30, 2000, the Fund's shareholders approved the New Agreements. The terms and conditions of the New Agreements are substantially the same as each of the current agreements, except for the new initial two-year terms and the effective dates of the New Agreements. There will be no changes in the rates of fees charged to the Fund under the New Agreements. This acquisition is expected to close on December 22, 2000.

      On November 10, 2000, EquitiLink Holdings Limited ('EL), an affiliate of the Investment Manager, entered into a stock purchase agreement with Mira, L.P. ('Mira), pursuant to which EL agreed to sell, or to cause one of its affiliates to sell, to Mira, and Mira agreed to buy from EL, or such affiliate, 2,742,461 shares of common stock of the Fund, adjusted to reflect any stock dividends, splits, combinations or other corporate actions. The sale is to be concluded subsequent to the satisfaction of certain conditions. Assuming Mira continues to hold the Fund shares it presently owns, following the share sale Mira will own 31.8% of the Fund's outstanding shares.
                                       17

Financial Highlights                              The First Australia Fund, Inc.
--------------------------------------------------------------------------------

                                                                     Years Ended October 31,
                                                  --------------------------------------------------------------
                                                     2000          1999         1998         1997         1996
                                                  ----------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............     $   8.78      $   8.25     $   9.35     $  10.98     $  10.04
                                                  ----------     --------     --------     --------     --------
Net investment income.........................          .14           .08          .21          .18          .20
Net realized and unrealized gain (loss) on
  investments and foreign currencies..........        (1.25)         1.26         (.41)       (1.45)        1.25
                                                  ----------     --------     --------     --------     --------
  Total from investment operations............        (1.11)         1.34         (.20)       (1.27)        1.45
                                                  ----------     --------     --------     --------     --------
Dividends from net investment income..........         (.12)         (.30)        (.23)        (.17)        (.23)
Distributions from net capital and currency
  gains.......................................         (.69)         (.51)        (.66)        (.18)        (.26)
                                                  ----------     --------     --------     --------     --------
  Total dividends and distributions...........         (.81)         (.81)        (.89)        (.35)        (.49)
                                                  ----------     --------     --------     --------     --------
Capital reduction with respect to issuance of
  Fund shares.................................           --            --         (.01)        (.01)        (.02)
                                                  ----------     --------     --------     --------     --------
Net asset value, end of year..................     $   6.86      $   8.78     $   8.25     $   9.35     $  10.98
                                                  ----------     --------     --------     --------     --------
                                                  ----------     --------     --------     --------     --------
Market price per share, end of year...........     $  5.875      $   8.00     $ 6.5625     $   7.44     $  9.125
                                                  ----------     --------     --------     --------     --------
                                                  ----------     --------     --------     --------     --------
TOTAL INVESTMENT RETURN BASED ONPound:
Market value..................................       (17.31)%       34.91%       (0.38)%     (15.17)%      17.76%
Net asset value...............................       (12.02)%       17.77%       (0.34)%     (11.37)%      15.55%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.......         1.66%         2.58%        1.61%        1.39%        1.41%
Ratio of net investment income to average net
  assets......................................         1.66%          .87%        2.38%        1.68%        1.86%
Portfolio turnover rate.......................          120%          143%         180%         270%         133%
Net assets, end of year (000 omitted).........     $117,941      $150,916     $141,794     $159,422     $185,756
Average net assets (000 omitted)..............     $143,801      $157,565     $149,827     $182,588     $178,756

---------------
 Pound Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's shares.

                                       18     See Notes to Financial Statements.

Report of Independent Accountants                 The First Australia Fund, Inc.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The First Australia Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The First Australia Fund, Inc. (the 'Fund) at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 12, 2000
                                       19

Federal Tax Information:
Dividends and Distributions (Unaudited)           The First Australia Fund, Inc.
--------------------------------------------------------------------------------
   As required by Internal Revenue Code regulations, we are to advise you within 60 days of the Fund's fiscal year end (October 31, 2000) as to the tax status of dividends, distributions and foreign tax credits paid by the Fund during the fiscal year. During fiscal year 2000, the Fund paid dividends from net investment income which are taxable as ordinary income. However, these dividends do not qualify for the 70% dividends received deduction for corporations. The Fund also paid distributions from long-term capital gains which are taxable as such.

   The Fund has elected to give the benefit of foreign tax credits to its shareholders in the amount designated below on a per share basis. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. The following table allocates the dividends and distributions paid by their sources:

                                                                                             Net
                                                                         Foreign        Dividends and
                                                            Gross         Taxes         Distributions
                                                            Amount        Paid              Paid
                                                            ------       -------       ---------------
          Australia    --dividends                          $.095         $.009             $.086
                       --interest                            .006          .001              .005
          United
          States       --short-term capital gains            .156            --              .156
                       --long-term capital gains             .563            --              .563
                                                            ------       -------           ------
                                                            $.820         $.010             $.810
                                                            ------       -------           ------
                                                            ------       -------           ------

   Although the Fund has made the election required to make this foreign credit or deduction available to you, the amount of allowable tax credit is subject to
Section 904 of the Internal Revenue Code. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

   In January 2001 shareholders will receive Form 1099-DIV, or substitute 1099-DIV, which will reflect the amount of dividends and distributions and foreign taxes to be used by calendar year taxpayers on their 2000 federal income tax returns.

Supplemental Proxy Information (Unaudited)        The First Australia Fund, Inc.
--------------------------------------------------------------------------------
   The Fund's shareholders voted at a Special Shareholder Meeting held on November 30, 2000, to approve a new management agreement with the Investment Manager and a new investment advisory agreement with the Investment Adviser in connection with the proposed acquisition of the Investment Manager and Investment Adviser by Aberdeen Asset Management PLC.

The results of the proxy solicitation on the above matter was as follows:

Votes for         15,411,691
Votes against       624,110
Abstentions         107,959
                                       21

Other Information (Unaudited)                     The First Australia Fund, Inc.
--------------------------------------------------------------------------------
   Dividend Reinvestment and Cash Purchase Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the Plan). Generally, shareholders who do not participate in the Plan will receive distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

   State Street Bank & Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. If the Fund declares a dividend or capital gains distribution and the net asset value per share of the Fund's common stock exceeds the market price per share on the distribution payable date, Plan participants will receive shares purchased on the open market with the proceeds of the distribution. In all other cases, Plan participants will receive a number of newly-issued shares determined by dividing the dollar amount of the distributions by the net asset value per share of the Fund's common stock on the distribution payable date, provided that the discount from current market price will not exceed 5%.

   There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends and distributions.

   The Plan also allows participants to make optional cash investments of at least $100 in Fund shares as frequently as monthly through the Plan Agent on the open market. Participants must pay a service fee of $0.75 for each investment and a pro rata share of the brokerage commissions.

   The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written or telephone notice to shareholders of the Fund.

   Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice to the Plan Agent and will receive certificates for whole shares and cash for fractional shares. In the alternative, by giving proper notice to the Plan Agent, participants may receive cash in lieu of shares in an amount which is reduced by brokerage commissions in connection with the sale of shares and a $2.50 service fee.

   All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
                                       22

Directors                             Officers

Laurence S. Freedman, Chairman        Brian M. Sherman, President
Anthony E. Aaronson                   Laurence S. Freedman, Vice President
David Lindsay Elsum                   Ouma Sananikone, Assistant Vice President
Michael R. Horsburgh                    and Chief Investment Officer
Harry A. Jacobs, Jr.                  David Manor, Treasurer
Howard A. Knight                      Roy M. Randall, Secretary
Richard H. McCoy                      Barry G. Sechos, Assistant Treasurer
Neville J. Miles                      Jack R. Benintende, Assistant Treasurer
Peter J. O'Connell                    Allan S. Mostoff, Assistant Secretary
William J. Potter                     Margaret A. Bancroft, Assistant Secretary
Peter D. Sacks                        Sander M. Bieber, Assistant Secretary
John T. Sheehy
Brian M. Sherman

This report, including the financial statements herein, is transmitted to the shareholders of The
First Australia Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person.

Notice is hereby given in accordance with Section
23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Investment Manager
EquitiLink International Management Limited
P.O Box 578, 17 Bond Street
St. Helier, Jersey, JE4 5XB Channel Islands

Investment Adviser
EquitiLink Australia Limited
190 George Street
Sydney, NSW 2000, Australia

Administrator
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

Legal Counsel
Dechert
1775 Eye Street N.W.
Washington, D.C. 20006-2401

Stikeman Elliott
Level 40, Chifley Tower
2 Chifley Square
Sydney, NSW 2000, Australia

Investor Relations
EquitiLink  USA, Inc.
45 Broadway, 31st Floor
New York, NY 10006
(800) 522-5465 or
(212) 968-8800
e-mail us at InvestorRelations@equitilinkny.com

Shares of The First Australia Fund, Inc. are traded on the American Stock Exchange and on the Pacific
Stock Exchange under the symbol "IAF". Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

318652104